Douglas Lake Minerals Inc.
Suite 520 - 470 Granville Street
Vancouver, British Columbia, Canada V6C 1V5
Tel: 604-780-7659
Fax: 604-687-7179

January 26, 2006

VIA EDGAR

Securities and Exchange Commission
Division of Corporation Finance
100 F Street, NE
Washington, DC 20549

Attention:   Karl Hiller, Branch Chief

Dear Sir:
Re:	Douglas Lake Minerals Inc. (the "Company") Form 10-KSB for Fiscal Year Ended May 31, 2005 Filed September 13, 2005 Response to Comment Letter dated January 10, 2006 File No. 000-50907

In response to your letter dated January 10, 2006, we provide the following:

Form 10-KSB for the Fiscal Year Ended May 31, 2005

Report of Independent Registered Public Accounting Firm, page F-1

1. An audit firm based in Vancouver, BC Canada was selected since the Company's "mind and management" is located here also. The Company's accounting records and its outside consulting firm, which assists in the preparation of interim and annual financial statements before submission to its independent auditors, is also located in Vancouver, BC. The Company's initial operations involved the acquisition of two mineral claims located near Squamish, British Columbia, Canada. The Company specifically selected Manning Elliott LLP since the audit firm has approximately sixty SEC registrants as clients.

Balance Sheets, page F-2

2. We have amended our Form 10-KSB to remove disclosure on page 11 that subscribers may ask for a refund of their money. Under the terms of the subscription agreements, once the Company accepted the subscriptions, the investment became irrevocable by the subscribers. The amounts received and accepted by the Company prior to May 31, 2005, have properly been accounted for as equity in the financial statements as at May 31, 2005. Therefore, the financial statements have not been amended.

We trust you find the foregoing to be in order. Please address any staff comments to this office.

Yours truly,

Douglas Lake Minerals Inc.

per: /s/ Gurpreet Singh Sangha

Gurpreet Singh Sangha, CFO